EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boss Holdings, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended September 26, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Louis Graziadio III, Chairman and Chief Executive Officer of the Company, and I, Steven G. Pont, Vice President of Finance, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 10, 2009

/s/ G. Louis Graziadio III
G. Louis Graziadio III, Chairman of the Board and President
Principal Executive Officer

/s/ Steven G. Pont
Steven G. Pont, Vice President of Finance
Principal Financial Officer